SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2006

Systemax Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13792 (Commission File Number)	11-3262067 (IRS Employer Identification No.)

11 Harbor Park Drive
Port Washington, New York 11050
(Address of Principal Executive offices, including Zip Code)

Registrant’s telephone number, including area code: (516) 608-7000

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions ( see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

           By written consent adopted August 29, 2006, the Company made the following changes to its bylaws to effect the terms of a Stipulation of Settlement, dated May 15, 2006, relating to the shareholder derivative lawsuits brought by certain shareholders of the Company derivatively on behalf of the Company against the Company’s directors, Chief Financial Officer, Controller and the Company (as a nominal defendant) (the “Settlement”):

1.	Article II, Section 6(a) was amended by adding the following sentence at the end thereof:

“Unless a greater vote is otherwise required by Delaware law, the certificate of incorporation or these bylaws, the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Corporation entitled to vote and present in person, or by properly executed proxy, at a meeting of stockholders at which a quorum is present shall be required to elect a Director to the Board of Directors at the first annual meeting of the stockholders to be held after May 15, 2006.”

2.	Article III was amended by adding the following section at the end thereof: ” Section 15. Independent Director.

          (i) The Board’s independent directors shall elect one of the independent directors to serve as a lead independent director (the “Lead Independent Director”). The Lead Independent Director shall be reaffirmed annually by vote of a majority of the independent directors.

(ii) The Board’s independent directors shall meet separately from the Chief Executive Officer in executive sessions, chaired by the Lead Independent Director, held on at least a quarterly basis.

           (iii) The Lead Independent Director is responsible for coordinating the activities of the independent directors. In addition to the duties of all Board members (which shall not be limited or diminished by the Lead Independent Director’s role), the specific responsibilities of the Lead Independent Director shall be as follows:

          (a) advise the Chairman of the Board as to an appropriate schedule of Board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with the flow of the Corporation’s operations;

(b) provide the Chairman of the Board with input as to the preparation of agendas for the Board and committee meetings;

          (c) advise the Chairman of the Board as to the quality, quantity, and timeliness of the flow of information from the Corporation’s management that is necessary for the independent directors to effectively and responsibly perform their duties, and although the Corporation’s management is responsible for the preparation of materials for the Board, the Lead Independent Director may specifically request the inclusion of certain material;

(d) recommend to the Chairman of the Board the retention of consultants who report directly to the Board;

          (e) assist the Board and the Corporation’s officers in assuring compliance with and implementation of the corporate governance policies; and be principally responsible for recommending revisions to the corporate governance policies;

          (f) coordinate and develop the agenda for, and moderate executive sessions of, the independent directors of the Board, and act as principal liaison between the independent directors and the Chairman of the Board on sensitive issues; and

(g) recommend to the Chairman of the Board the membership of the various Board committees.”

ITEM 8.01       Other Events

           By written consent adopted August 29, 2006, the Company made the following changes to its Corporate Governance Guidelines and the charters of its Audit, Compensation and Nominating/Governance Committees to effect the Settlement:

•	The Corporate Governance Guidelines were revised as follows:

1.	Section I.C was amended to add at the end:

“The Chief Executive Officer of the Company shall be prohibited from serving on the Board of Directors of any other public for-profit corporations, other than any public for-profit corporation that is an affiliate of the Company.”

2.	The second sentence of Section III.E was amended to read:

“The Lead Independent Director, if present, or if not, a non-management director chosen by the non-management directors, shall preside at each meeting.”

3.	The last sentence of Section II.B (which reads: “The Board has determined that currently 3 of its 7 members are independent.”) was deleted.

4.	A new Section III.H as follows was added:

“Minutes The Board shall keep typed meeting minutes from their regular and/or special meetings and circulate to the directors prior to the subsequent Board meeting, provided that such meeting takes place at least two weeks following the previous meeting. All such minutes shall be maintained for at least five years.”

5.	Section IV was amended to change the second sentence to read:

“The Audit Committee should be composed entirely of “independent” directors and the Compensation and Nominating/Corporate Governance Committees should be composed of a majority of “independent” directors, and effective by the end of 2006 and thereafter solely of “independent” directors.”

and to add the following new sentence at the end:

“The Board’s committees shall have standing authorization, on their own initiative, to retain legal or other advisors of their choice, who shall report directly to the Chairman of the Board and/or the Lead Independent Director. The Board’s committees shall meet independently and in separate sessions from the Board’s regular and/or special meetings at least twice per fiscal year, provided, however, the Audit Committee shall meet at least four times per year and there shall be no yearly minimum of Executive Committee meetings. The Lead Independent Director shall be a member of any Executive Committee. The committees shall keep typed meeting minutes from their regular and/or special meetings and circulate to the members of the committee and the Board prior to the subsequent committee and/or Board meeting, provided that such meeting takes place at least two weeks following the previous meeting. All such minutes shall be maintained for at least five years.”

•	The Audit Committee Charter was revised as follows:

1.	Paragraph no. 1 under “Committee Duties and Responsibilities” was revised to add as a new second sentence the words:

“The Committee shall conduct a re-proposal for the Company’s independent auditors at least once every five years.”

and as a new fourth sentence the words:

“It is the Company’s policy that any independent auditor responsible for auditing the Company’s financial statements shall not provide any consulting services to the Company except for tax consulting services and it is the Committee’s responsibility to enforce this policy.”

2.	Paragraph no. 8 under “Committee Duties and Responsibilities” was revised to add as a new last sentence the words:

“The Company’s Directors of Internal Audit shall report directly to the Company’s Chief Financial Officer and the Audit Committee at least four times per fiscal year, or more often as necessary.”

3.	A new paragraph no. 12 under “Committee Duties and Responsibilities” was added to read as follows:

“Review with the Company’s management the appropriateness and accounting treatment of all related-party transactions, including corporate acquisitions and sales of assets greater than $300,000.”

•	The Nominating/Governance Committee Charter was revised as follows:

At the end of the section captioned “Committee Membership” the following words were added:

“By the end of 2006 and thereafter only independent directors, as such term is defined under the Sarbanes-Oxley Act and the pertinent listing standards of the New York Stock Exchange, shall serve on the Committee.”

•	The Compensation Committee charter was revised as follows:

At the end of the section captioned “Committee Membership” the following words were added:

“By the end of 2006 and thereafter only independent directors, as such term is defined under the Sarbanes-Oxley Act and the pertinent listing standards of the New York Stock Exchange, shall serve on the Committee.”

ITEM 9.01      Financial Statements and Exhibits

           (a)      Financial Statements of Business Acquired — not applicable

           (b)      Pro Forma Financial Information — not applicable

           (c)      Exhibits

3.2 99.1 99.2 99.3 99.4	By-Laws, as amended August 29, 2006

Charter of Audit Committee, as amended August 29, 2006

Charter of Compensation Committee, as amended August 29, 2006

Charter of Nominating/Governance Committee, as amended August 29, 2006

Corporate Governance Guidelines, as amended August 29, 2006

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMAX INC. By: /s/ Michael J. Speiller Name: Michael J. Speiller Title: Vice President and Controller

Dated: August 30, 2006

EXHIBITS

3.2 99.1 99.2 99.3 99.4	By-Laws, as amended August 29, 2006

Charter of Audit Committee, as amended August 29, 2006

Charter of Compensation Committee, as amended August 29, 2006

Charter of Nominating/Governance Committee, as amended August 29, 2006

Corporate Governance Guidelines, as amended August 29, 2006